UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: November 16, 2004

(Date of Earliest Event Reported: November 12, 2004)

MTC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49890	02-0593816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4032 Linden Avenue, Dayton, Ohio	45432
(Address Of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area Code: (937) 252-9199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 12, 2004, Robert S. Zangri resigned as the Principal Accounting Officer, Controller and Vice President of MTC Technologies, Inc., a Delaware corporation, effective December 1, 2004. Mr. Zangri resigned to join another company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2004

MTC TECHNOLOGIES, INC.

By:	/s/ Michael Gearhardt
Michael Gearhardt
Chief Financial Officer

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